UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2014

Raven Industries, Inc.

(Exact name of registrant as specified in its charter)

South Dakota	001-07982	46-0246171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107

Sioux Falls, SD 57117-5107

(Address of principal executive offices)

(605) 336-2750

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2014 (the “Effective Date”), Raven Industries, Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Infinity Acquisition, Inc., a South Dakota corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Integra Plastics, Inc., a South Dakota corporation (“Integra Plastics”), and a Shareholder Representative.

Pursuant to the Merger Agreement, on the Effective Date, Merger Sub merged with and into Integra Plastics, with Integra Plastics surviving the merger and thereby becoming a wholly owned operating subsidiary of the Company (the “Merger”). The Company paid merger consideration to the shareholders of Integra Plastics having an aggregate value equal to approximately $47.6 million, consisting of (i) 1,541,696 shares of the Company’s common stock (the “Merger Shares”) (together with cash in lieu of any fractional interests) valued at approximately $38.2 million and (ii) approximately $9.4 million in cash. The merger consideration is subject to a working capital adjustment, as set forth in the Merger Agreement.

Three million dollars of the cash consideration was placed in an escrow account to satisfy any negative working capital adjustments and the indemnification obligations of the former shareholders of Integra Plastics, as described in the Merger Agreement.

Pursuant to the Merger Agreement, the Company is required to file, within seven business days of the Effective Date, a registration statement under the Securities Act of 1933, as amended, to register the resale of the Merger Shares.

The Merger Agreement contains customary terms and conditions including, among other things, representations and warranties by the parties and indemnification provisions.

The Merger Agreement is attached to this report as Exhibit 2.1 and incorporated herein by reference. The foregoing description of the Merger Agreement and the transactions contemplated and effected thereby is not complete and is qualified in its entirety by the contents of the actual Merger Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information provided in Item 1.01 is incorporated herein by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information provided in Item 1.01 is incorporated herein by reference into this Item 3.02.

The issuance of the Merger Shares pursuant to the Merger Agreement was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof because such issuance did not involve a public offering.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization with Infinity Acquisition, Inc., Integra Plastics, Inc. and a Shareholder Representative dated November 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVEN INDUSTRIES, INC.

Date: November 7, 2014	By:	/s/ Thomas Iacarella
Thomas Iacarella
Vice President and Chief Financial Officer, and Treasurer